Exhibit 99.1

Oasis Midstream Partners Announces Third Quarter 2017 and Fourth Quarter 2017 Distributions

Houston, Texas — February 2, 2018 — Oasis Midstream Partners LP (NYSE: OMP) (“Oasis Midstream” or the “Partnership”) today announced that the Board of Directors of OMP GP LLC, the general partner of the Partnership, declared the initial quarterly cash distribution of $0.3750 per unit for the quarter ending December 31, 2017. The Board of Directors also declared the third quarter distribution of $0.0245 per unit for the six days ending September 30, 2017. The third quarter distribution has been prorated from the closing of the Partnership’s initial public offering on September 25, 2017. Both distributions equate to the minimum quarterly distribution of $0.3750 per unit on a full-quarter basis. Both distributions will be payable on February 26, 2018 to unitholders of record as of February 16, 2018.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this press release specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Partnership, including the Partnership's capital expenditure levels and other guidance included in this press release. These statements are based on certain assumptions made by the Partnership based on management's experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Partnership, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include, but are not limited to, the Partnership's ability to integrate acquisitions into its existing business, changes in oil and natural gas prices, weather and environmental conditions, the timing of planned capital expenditures, availability of acquisitions, uncertainties in the estimates of proved reserves and forecasted production results of the Partnership's customers, operational factors affecting the commencement or maintenance of producing wells, the condition of the capital markets generally, as well as the Partnership's ability to access them, the proximity to and capacity of transportation facilities, and uncertainties regarding environmental regulations or litigation and other legal or regulatory developments affecting the Partnership's business and other important factors. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Partnership's actual results and plans could differ materially from those expressed in any forward-looking statements.
Any forward-looking statement speaks only as of the date on which such statement is made and the Partnership undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Qualified Notice

This release is intended to be a qualified notice under Treasury Regulation Section 1.1446-4(b). Brokers and nominees should treat one hundred percent (100.0%) of the Partnership’s distributions to non-U.S. investors as being attributable to income that is effectively connected with a United States trade or business.  Accordingly, the Partnership’s distributions to non-U.S. investors are subject to federal income tax withholding at the highest applicable effective tax rate.

About Oasis Midstream Partners LP

Oasis Midstream is a growth-oriented, fee-based master limited partnership initially formed by Oasis Petroleum (NYSE: OAS) to own, develop, operate and acquire a diversified portfolio of midstream assets in North America that are integral to the oil and natural gas operations of Oasis Petroleum and strategically positioned to capture volumes from other producers. Oasis Midstream's initial assets are located in the Williston Basin area of North Dakota and Montana. For more information, please visit Oasis Midstream’s website at www.oasismidstream.com.

Contact:

Oasis Petroleum Inc.
Taylor Mason, (281) 404-9600
Manager, Corporate Finance & Investor Relations